UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2012

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2330 North Loop 1604 West

San Antonio, Texas 78248

(Address of principal executive offices)

(210) 918-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 2, 2012, NuStar Logistics, L.P. (“NuStar Logistics”), a wholly owned subsidiary of NuStar Energy L.P. (the “Partnership”), successfully completed the issuance and sale of $250 million in aggregate principal amount of its 4.750% Senior Notes due 2022 (the “Notes”). The Notes are guaranteed on a full and unconditional basis by each of the Partnership and NuStar Pipeline Operating Partnership L.P. (“NuPOP”), also a wholly owned subsidiary of the Partnership. The Notes were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (Registration Nos. 333-166797, 333-166797-01 and 333-166797-02).

The Notes are governed by an Indenture dated as of July 15, 2002 (the “Original Indenture”), as amended and supplemented by the Third Supplemental Indenture, dated as of July 1, 2005 (the “Third Supplemental Indenture”), by and among NuStar Logistics, the Partnership, NuPOP and Wells Fargo Bank, National Association (as successor to The Bank of New York), as trustee (the “Trustee”) (the Base Indenture, as so amended and supplemented by the Third Supplemental Indenture, the “Senior Indenture”), as further amended and supplemented by the Sixth Supplemental Indenture dated as of February 2, 2012 (the “Sixth Supplemental Indenture”) by and among NuStar Logistics, the Partnership, NuPOP and the Trustee. The Senior Indenture, as amended and supplemented by the Sixth Supplemental Indenture, is referred to herein as the “Indenture.”

Interest on the Notes will accrue from February 2, 2012 and is payable semi-annually on February 1 and August 1 of each year, beginning August 1, 2012. The Notes will mature on February 1, 2022.

Prior to November 1, 2021, NuStar Logistics may, at its option, redeem all or part of the Notes at any time at a price equal to the greater of 100% of the principal amount of the Notes then outstanding to be redeemed, or at a make-whole price, in each case plus accrued and unpaid interest. At any time on or after November 1, 2021, NuStar Logistics may, at its option, redeem all or part of the Notes at any time at a price equal to 100% of the principal amount of the Notes then outstanding to be redeemed, plus accrued and unpaid interest.

The Notes are NuStar Logistics’ senior unsecured obligations and rank effectively junior to all existing and future secured debt to the extent of the value of the collateral securing such debt. The Notes rank equally in right of payment with all of NuStar Logistics’ existing and future unsecured debt that is not by its terms subordinated to the Notes, and senior to any subordinated debt that NuStar Logistics may incur. The Notes and the guarantees of the Notes by the Partnership and NuPOP will effectively rank junior to all existing and future obligations of the subsidiaries of NuStar Logistics.

The Indenture contains covenants that will limit the ability of NuStar Logistics, and its subsidiaries, to, among other things, create liens or enter into sale-leaseback transactions. The Indenture does not restrict NuStar Logistics or its subsidiaries from incurring additional indebtedness, paying distributions on its equity interests or purchasing or redeeming its equity interests, nor does it require the maintenance of any financial ratios or specified levels of net worth or liquidity. Events of default under the Indenture include:

•	failure to pay interest on the Notes for 30 days;

•	failure to pay the principal of or any premium on the Notes when due;

•

failure to perform any other covenant or warranty in the Indenture (other than a term, covenant or warranty a default in whose performance or whose breach is specifically dealt with in the Indenture or which has expressly been included in the Indenture solely for the benefit of another series of securities) that continues for 60 days after written notice is given to NuStar Logistics by the Trustee or to NuStar Logistics and the Trustee by the holders of at least 25% in principal amount of the outstanding Notes, specifying such default and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Indenture;

•	certain events of bankruptcy, insolvency or reorganization of NuStar Logistics; or

•

the failure to pay any indebtedness of NuStar Logistics for borrowed money in excess of $50 million, whether at final maturity (after the expiration of any applicable grace periods) or upon acceleration and maturity thereof, if such indebtedness is not discharged, or such acceleration is not annulled, within 10 days after written notice is given to NuStar Logistics by the Trustee or to NuStar Logistics and the Trustee by the holders of at least 25% in principal amount of the outstanding Notes, specifying such default and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Indenture.

If an event of default occurs and is continuing, the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes may declare the entire principal of, and accrued but unpaid interest, if any, on all the Notes to be due and payable immediately. If this happens, subject to certain conditions, the holders of a majority of the aggregate principal amount of the Notes can rescind the declaration. If an event of default relating to certain events of bankruptcy, insolvency or reorganization occurs, the entire principal amount of the Notes shall be due and payable immediately without further action or notice.

The description of the Indenture contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Original Indenture, the Third Supplemental Indenture and the Sixth Supplemental Indenture, incorporated by reference herein from Exhibits 4.1, 4.2 and 4.3, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	EXHIBIT

Exhibit 4.1	Indenture, dated as of July 15, 2002, among Valero Logistics Operations, L.P., as Issuer, Valero L.P., as Guarantor, and The Bank of New York, as Trustee, relating to Senior Debt Securities (incorporated by reference to Exhibit 4.1 to NuStar Energy L.P.’s Current Report on Form 8-K filed July 15, 2002 (File No. 001-16417)).

Exhibit 4.2	Third Supplemental Indenture, dated as of July 1, 2005, to Indenture dated as of July 15, 2002, as amended and supplemented, among Valero Logistics Operations, L.P., Valero L.P., Kaneb Pipe Line Operating Partnership, L.P., and The Bank of New York Trust Company N.A. (incorporated by reference to Exhibit 4.02 to NuStar Energy L.P.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (File No. 001-16417)).

Exhibit 4.3#	Sixth Supplemental Indenture, dated as of February 2, 2012, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Guarantor, NuStar Pipeline Operating Partnership L.P., as Affiliate Guarantor, and Wells Fargo Bank, National Association, as Successor Trustee.

# Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

By: Riverwalk Logistics, L.P.
its general partner

By:	NuStar GP, LLC
its general partner

Date: February 7, 2012	By:	/s/ Amy L. Perry
Name: Amy L. Perry
Title: Vice President, Assistant General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	EXHIBIT

Exhibit 4.1	Indenture, dated as of July 15, 2002, among Valero Logistics Operations, L.P., as Issuer, Valero L.P., as Guarantor, and The Bank of New York, as Trustee, relating to Senior Debt Securities (incorporated by reference to Exhibit 4.1 to NuStar Energy L.P.’s Current Report on Form 8-K filed July 15, 2002 (File No. 001-16417)).

Exhibit 4.2	Third Supplemental Indenture, dated as of July 1, 2005, to Indenture dated as of July 15, 2002, as amended and supplemented, among Valero Logistics Operations, L.P., Valero L.P., Kaneb Pipe Line Operating Partnership, L.P., and The Bank of New York Trust Company N.A. (incorporated by reference to Exhibit 4.02 to NuStar Energy L.P.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (File No. 001-16417)).

Exhibit 4.3#	Sixth Supplemental Indenture, dated as of February 2, 2012, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Guarantor, NuStar Pipeline Operating Partnership L.P., as Affiliate Guarantor, and Wells Fargo Bank, National Association, as Successor Trustee.

# Filed herewith.